UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2007

COMPASS DIVERSIFIED TRUST
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

COMPASS GROUP DIVERSIFIED
HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3	Securities and Trading Markets
Item 3.02	Unregistered Sales of Equity Securities

     On May 8, 2007, Compass Group Diversified Holdings LLC (the “Company”) completed the sale of 1,875,000 shares (the “Shares”) of Compass Diversified Trust (the “Trust”) to CGI Diversified Holdings, LP (“CGI DH”), a wholly owned subsidiary of Compass Group Investments, Inc. (“CGI”), for consideration of $16.00 per Share for an aggregate $30,000,000 pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The sale of Shares was made pursuant to a Share Purchase Agreement, dated as of April 3, 2007, by and among the Company, the Trust and CGI DH, which agreement was filed as exhibit 10.16 to the Registration Statement on Form S-1 (Nos. 333-141856; 333-141856-01) of the Company and the Trust. CGI is an accredited investor within the meaning of Rule 501 of Regulation D under the Securities Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	COMPASS DIVERSIFIED TRUST By: /s/ James J. Bottiglieri James J. Bottiglieri Regular Trustee

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	COMPASS GROUP DIVERSIFIED HOLDINGS LLC By: /s/ James J. Bottiglieri James J. Bottiglieri Chief Financial Officer